SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported)
                                 June 15, 1998

                       American Residential Eagle, Inc.
          ---------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)

        Delaware                     333-47311                  33-0787975
----------------------------      ----------------        --------------------
(State or Other Jurisdiction        (Commission             (I.R.S. Employer
     of Incorporation)              File Number)            Identification No.)

     445 Marine View
     Avenue, Suite 100
    Del Mar, California                                            92014
------------------------------------------------------------------------------
   (Address of Principal                                         (Zip Code)
     Executive Offices)

      Registrant's telephone number, including area code: (619) 359-6082

                                   No Change
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

          Item 5. Other Events.1

          Filed concurrently herewith under Form SE are certain materials (the "Computational Materials") furnished to the Registrant by Lehman Brothers Inc. (the "Underwriter") in respect of American Residential Eagle Certificate Trust 1998-1 Mortgage-Backed Callable Certificates, Series 1998-1, Class A-1, Class A-2 and Class M-1 Certificates (the "Certificates"). The Certificates are being offered pursuant to a Prospectus Supplement, dated June 15, 1998, and a Prospectus, dated June 5, 1998 (together, the "Prospectus"), which are being filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the "Act"). The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (No. 333-47311) (the "Registration Statement"). The Computational Materials are incorporated by reference in the Registration Statement.

          The Computational Materials were prepared solely by the Underwriter, and the Registrant did not prepare or participate (other than providing the background information concerning the underlying pool of assets upon which the Computational Materials are based to the Underwriter) in the preparation of the Computational Materials.

          Any statements or information contained in the Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

---------------------
1 Capitalized terms used but not otherwise defined herein shall have the same meanings ascribed to them in the Prospectus.




          Item 7. Financial Statements; Pro Forma Financial Information and Exhibits.

          (a) Not applicable.

          (b) Not applicable.

          (c) Exhibits:

                       99.1 Computational Materials. (P)

                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AMERICAN RESIDENTIAL EAGLE, INC.

                                    By: /s/ Jay M. Fuller
                                        -----------------------------
                                        Name:  Jay M. Fuller
                                        Title: President

Dated: June 17, 1998

                                 EXHIBIT INDEX

Exhibit No.                       Description                     Page No.

99.1                          Computational Materials                 P





                   EXHIBIT 99.1 COMPUTATIONAL MATERIALS (P)

                      [To be filed on Form SE pursuant to
                        Rule 311(i) of Regulation S-T]